STOCK OPTION AGREEMENT


         This Stock Option Agreement ("Agreement") is made as of February 2, 1998, by and between Hansen Natural Corporation, a Delaware corporation (the "Company"), and Rodney C. Sacks ("Holder").


                                                Preliminary Recitals
          A. Holder is an employee of the Company or one of its subsidiaries or affiliates.
         B. Pursuant to the Hansen Natural Corporation Stock Option Plan (the "Plan"), the Company desires to grant Holder an incentive stock option to purchase shares of the Company's common stock, par value $.005 per share (the "Common Stock"), subject to the terms and conditions of the Plan and subject further to the terms and conditions set forth below.


         NOW, THEREFORE, the Company and Holder agree as follows:
         1. Grant of Incentive Stock Option. The Company hereby grants to Holder, subject to the terms and conditions set forth herein, the incentive stock option ("ISO") to purchase up to 100,000 shares of Common Stock, at the purchase price of $4.25 per share, such ISO to be exercisable and exercised as hereinafter provided.
         2. Exercise Period. The ISO shall expire three months after the termination of the Holder's employment with the Company and its subsidiaries and affiliates (the "Hansen Group") unless the employment is terminated by a member of the Hansen Group for Cause (as defined below) or unless the employment is terminated by reason of the death or Total Disability (as defined below) of Holder. If the Holder's employment is terminated by a member of the Hansen Group for Cause, the ISO shall expire as of the date employment terminates. If the Holder's employment terminates due to his death or Total Disability, then the ISO may be exercised by Holder or the person or persons to which Holder's rights under this Agreement pass by will, or if no such person has such right, by his executors or administrators, within six months after the date of death or Total Disability, but no later than the expiration date specified in Section 3(d) below. "Cause" means the Holder's act of fraud or dishonesty, knowing and material failure to comply with applicable laws or regulations, drug or alcohol abuse, as determined by the Committee of the Hansen Natural Corporation Stock Option Plan (the "Committee"). "Total Disability" means the complete and permanent inability of Holder to perform all of his duties of employment with the Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.
         3.       Exercise of Option
                  (a) Subject to the other terms of this Agreement regarding the exercisability of the ISO, the ISO may only be exercised in respect of the number of shares listed in column A from and after the exercise dates listed in column B,
                               Column "A"                        Column "B"
                           Number of Shares                   Exercise Date

                                      9,500                  February 2, 1999
                                     23,500                  February 2, 2000
                                     23,500                  February 2, 2001
                                     23,500                  February 2, 2002
                                     20,000                  February 2, 2003
                                    -------
                                    100,000
                  (b) This ISO may be exercised,  to the extent  exercisable  by its terms, from time to time in whole or in part at any time prior to the expiration thereof. Any exercise shall be accompanied by a written notice to the Company specifying the number of shares as to which this ISO is being exercised (the "Option Shares"). Notations of any partial exercise or installment exercise, shall be made by the Company on Schedule A hereto.
                  (c)  Notwithstanding  the  above,  this  ISO  shall  be  fully exercisable in the event Holder's employment with the Hansen Group is terminated by Holder for "Good Reason" (as defined below), or a member of the Hansen Group terminates his employment without "Cause" (as defined above). "Good Reason" means the Holder's termination of employment with the Hansen Group on or after a reduction in his compensation or benefits, his removal as the Company's Chairman of the Board or Chief Executive Officer, or his being assigned duties or responsibilities that are inconsistent with the dignity, importance or scope of his position with the Company.
                  (d) Notwithstanding anything else herein to the contrary, this
ISO shall expire ten years from the date indicated above.
                  (e) The Holder  hereby agrees to notify the Company in writing in the event shares acquired pursuant to the exercise of this ISO are transferred, other than by will or by the laws of descent and distribution, within two years after the date indicated above or within one year after the issuance of such shares pursuant to such exercise.
         4. Payment of Purchase Price Upon Exercise. At the time of any exercise of the ISO the purchase price of the ISO shall be paid in full to the Company in either of the following ways or in any combination of the following ways:
                  (a)      By check or other immediately available funds.
                  (b) With property  consisting of shares of Common Stock.  (The shares of Common Stock to be used as payment shall be valued as of the date of exercise of the ISO at the Closing Price as defined below. For example, if Holder exercises the option for 4,000 shares at a total Exercise Price of $7,000, assuming exercise price of $1.75 per share, and the Closing Price is $5.00, he may pay for the 4,000 Option Shares by transferring 1,400 shares of Common Stock to the Company.)
                  (c) For purposes of this  Agreement,  the term "Closing Price"
means, with respect to the Company's Common Stock, the last sale price regular-way or, in case no such sale takes place on such date, the average of the closing bid and asked prices regular-way on the principal national securities exchange on which the securities are listed or admitted to trading; or, if they are not listed or admitted to trading on any national securities exchange, the last sale price of the securities on the consolidated transaction reporting system of the National Association of Securities Dealers (NASD"), if such last sale information is reported on such system or, if not so reported, the average of the closing bid and asked prices of the securities on the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") or any comparable system or, if the securities are not listed on NASDAQ or a comparable system, the average of the closing bid and asked prices as furnished by two members of the NASD selected from time to time by the Company for that purpose.
         5. Purchase for Investment; Resale Restrictions. Unless at the time of exercise of the ISO there shall be a valid and effective registration statement under the Securities Act of 1933 ("'33 Act") and appropriate qualification and registration under applicable state securities laws relating to the Option Shares being acquired, Holder shall upon exercise of the ISO give a representation that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the resale or distribution of any such shares. In the absence of such registration statement, Holder shall execute a written affirmation, in a form reasonably satisfactory to the Company, of such investment intent. Holder further agrees that he will not sell or transfer any Option Shares until he requests and receives an opinion of the Company's counsel or other counsel reasonably satisfactory to the Company to the effect that such proposed sale or transfer will not result in a violation of the '33 Act, or a registration statement covering the sale or transfer of the shares has been declared effective by the Securities and Exchange Commission, or he obtains a no-action letter from the Securities and Exchange Commission with respect to the proposed transfer.
         6. Nontransferability.This ISO shall not be transferable other than by will or by the laws of descent and distribution. During the lifetime of Holder, this ISO shall be exercisable only by Holder.
         7.       Adjustments.
                  (a) If the Company  hereafter (i) declares a  distribution  on its shares in shares, (ii) splits its outstanding shares, (iii) combines its outstanding shares into a smaller number of securities or (iv) issues any shares or other securities by reclassification of its shares (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing entity), the purchase price in effect at the time of the record date for such distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the purchase price by a fraction, the denominator of which shall be the number of shares outstanding immediately after giving effect to such action, and the numerator of which shall be the number of shares outstanding immediately prior to such action. Whenever the purchase price payable upon exercise of the ISO is adjusted pursuant to the preceding sentence above, the number of shares purchasable upon exercise of the ISO shall simultaneously be adjusted by multiplying the number of shares issuable upon exercise of the ISO immediately prior to the event which causes the adjustment by the purchase price in effect immediately prior to the event which causes the adjustment and dividing the product so obtained by the purchase price, as adjusted. Such adjustments shall be made successively whenever any event listed above shall occur.
                  (b)  If,  at any  time,  as a  result  of an  adjustment  made pursuant to paragraph 7(a) above, the Holder shall become entitled to receive any securities of the Company other than shares, the number of such other securities so receivable upon exercise of the ISO shall thereafter be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in paragraph 7(a) above.
                  (c) If any other event  contemplated  in Section  10(a) of the
Plan occurs, adjustments to the number and kind of shares subject to this ISO and/or to the purchase price for each share subject to this ISO may be made in accordance with Section 10(a) of the Plan.
                  (d) No  adjustments  shall be made under  this  Section 7 that would have the effect of modifying this ISO under Internal Revenue Code ss.ss. 422 or 424.
                  (e)  Whenever  the  purchase  price or the number of shares is adjusted, as herein provided, Hansen shall within 10 business days of the event causing such adjustment give a notice setting forth the adjusted purchase price and adjusted number of shares issuable upon exercise of the ISO to be mailed to the Holder.
                  (f) Notwithstanding anything else herein to the contrary, upon the occurance of a change in control (as defined in (g) below), the option or any portion thereof not theretofore exercisable, shall immediately become exercisable in its entirety and the option (being the option to purchase shares of Common Stock subject to the applicable provisions of the Plan and awarded in accordance with the Plan in terms of section 1 above) may, with the consent of Holder, be purchased by the Company for cash at a price equal to the fair market value (as defined in 7(g) below) less the purchase price payable by Holder to exercise the option as set out in Article 1 above for one (1) share of Common Stock of the Company multiplied by the number of shares of Common Stock which Holder has the option to purchase in terms of Article 1 above.
                  (g)      For the purposes of this agreement
                           (i)      "Change in Control" means;
                                    (A)the acquisition of "Beneficial Ownership"
by any person (as defined in rule 13 (d) - 3 under the Securities Exchange
Act 1934), corporation or other entity other than the Company or a wholly owned subsidiary of the Company of 20% or more of the outstanding Stock,
                                    (B)the sale or disposition of substantially
 all of the assets of the Company, or
                                    (C)the  merger of the Company  with  another
corporation in which the Common Stock of the Company is no longer outstanding after such merger.
                           (ii)     "Fair Market Value" means,  as of any date,
the Closing Price for one share of the Common Stock of the Company on such date.
         8. The provisions of Section 5(b) (iii) of the Plan, regarding the execution of a shareholder's agreement as a condition precedent to the Company's obligation to issue shares under the Plan, shall not apply to the ISO or any shares issued pursuant to the ISO.
         9. The Company represents and warrants to Holder that (a) there are no options to purchase the Company's Common Stock, containing the same or substantially the same terms as the ISO, which are actively traded on an established market within the meaning of Internal Revenue Code ss.83 and the regulations promulgated thereunder; and (b) the shares of the Company's Common Stock issued upon exercise of the ISO, when issued in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and nonassessable. The Company shall reserve and keep reserved out of its authorized shares of Common Stock the number of shares of Common Stock that may be issuable from time to time upon exercise of the ISO.
         10. No Rights as Stockholder.Holder shall have no rights as a stockholder with respect to any shares of Common Stock subject to this ISO prior to the date of issuance to him of a certificate or certificates for such shares.
         11. No Right to Continue Employment. This Agreement shall not confer upon Holder any right with respect to continuance of employment with any member of the Hansen Group nor shall it interfere in any way with the right of any such member to terminate his employment at any time.
         12. Compliance With Law and Regulation.This Agreement and the obligation of the Company to sell and deliver shares of Common Stock hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. If at any time the Board of Directors of the Company shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, is necessary or desirable as a condition of or in connection with the issue or purchase of shares of Common Stock hereunder, this ISO may not be exercised in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board of Directors. The Company agrees to use its reasonable efforts to obtain any necessary listing, registration, qualification, consent, approval or agreement as expeditiously as possible, and the term of this ISO shall be extended until 30 days following the date such listing, registration, qualification, consent, approval or agreement is effected or obtained. Moreover, this ISO may not be exercised if its exercise or the receipt of shares of Common Stock pursuant thereto would be contrary to applicable law.
         13. Tax Withholding Requirements. The Company shall have the right to require Holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for Common Stock.
         14. Fractional Shares.Notwithstanding any other provision of this Agreement, no fractional shares of stock shall be issued upon the exercise of this ISO and the Company shall not be under any obligation to compensate Holder in any way for such fractional shares.
         15. Notices. Any notice hereunder to the Company shall be addressed to it at its office at 2380 Railroad Street, Suite 101, Corona, California 91720,
Attention:  Hilton  Schlosberg  with a copy to Benjamin  Polk,  Whitman,  Breed,
Abbott & Morgan 200 Park Avenue, New York, New York 10166, and any notice hereunder to Holder shall be addressed to him at 14 Vienne, Irvine, California 92606, subject to the right of either party to designate at any time hereafter in writing some other address.
         16. Amendment. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing specifically referring hereto, and signed by both parties.
         17. Governing Law. This Agreement shall be construed according to the laws of the State of Delaware and all provisions hereof shall be administered according to and its validity shall be determined under, the laws of such State, except where preempted by federal laws.
         18. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute one and the same instrument.

         IN  WITNESS  WHEREOF,   Hansen  Natural  Corporation  has  caused  this
Agreement to be executed by a duly authorized officer and Holder has executed this Agreement both as of the day and year first above written.


                                                   HANSEN  NATURAL  CORPORATION


                      By:_________________________________
                                                         Title:  Vice Chairman

-----------------------------------
Rodney C. Sacks